                                                   [Boston Trust Logo]
UNITED STATES TRUST COMPANY OF BOSTON

To:    All Shareholders/Boston Balanced Fund
From:  Domenic Colasacco
Re:    Portfolio Manager's Report - September 30, 1999
                             Fund NAV: $28.69

                            COMPARATIVE PERFORMANCE

                                                                                          Annualized
                                              Year                         3 Year           Since
                               Quarter         to           Year         Annualized       Inception
                               Ending         Date          Ended          Ended          12/1/95 to
                               9/30/99       9/30/99       9/30/99        9/30/99          9/30/99
                               -------       -------       -------        -------          -------
Boston Balanced Fund*          -5.06%        -0.59%        10.58%          17.08%           15.64%
Standard & Poor's 500**        -6.25%         5.36%        27.80%          25.10%           24.12%
Lehman G/C Bond Index**         0.54%        -1.75%        -1.63%           6.75%            5.61%
90 Day U.S. Treasury Bill       1.11%         3.35%         4.41%           4.86%            4.90%

       * After all expenses at an annual rate of 1%, the Advisor's expense limitation. Results shown are past performance which is not an indication of future returns.

      ** The S & P 500 Index is a broad market capitalization-weighted average of U. S. companies. The Lehman Government/Corporate Index is comprised of roughly 70% U. S. Treasury and Agency Obligations and 30% SEC registered corporate bonds.

      For more information on all Boston Trust Funds, including a Prospectus that outlines fees, charges and other operating expenses, call 1 (800) 441-8782 X4050. Please read the Prospectus carefully before investing or sending money.

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF UNITED STATES TRUST COMPANY OF BOSTON OR ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES.

THE COVENTRY GROUP
BOSTON BALANCED FUND

MARKET & PERFORMANCE SUMMARY - THIRD QUARTER, 1999

      Although we were spared the alarming headlines of a year ago, for the second summer in a row we experienced a broad-based decline in the stock market. Last year's price drop was prompted by investor fear that Asia's economic turmoil would lead our own economy into recession. As actual economic developments last fall proved those fears to be unfounded, stock indices quickly recouped the summer's losses, and then most proceeded to new highs. This year, rising interest rates and concern about an acceleration of inflation were the catalysts for the price drop.

      The Boston Balanced Fund was not able to avoid the impact of the broad decline in stock values during the quarter, as the downtrend left few stocks, sectors or equity investment styles unscathed. Nor did bond holdings provide much of a cushion, as the rise in interest rates depressed bond principal values. The result was a decline in the Fund's net asset value that offset virtually all of the gain achieved during the first half of the year. As disappointing as the first nine months of 1999 are to all of us, the important question is whether we are simply in the midst of another short term price decline, or if we are at the beginning of a longer term bear market that will erase a large part of the outstanding gains of the past several years. As I outline in the following sections of this memorandum, we continue to believe that the overall economic trend will support further corporate profit growth through at least next year, with comparatively low inflation and interest rates. If we are correct in this view, stocks are likely to resume an upward trend in the months ahead, just as they did a year ago. The Fund continues to have close to 70% of total assets in stocks, an allocation that will allow for full participation in a market recovery.

ECONOMIC SUMMARY & OUTLOOK

      To paraphrase Mark Twain, forecasts of the demise of the favorable economic trend we have enjoyed since the early 1980's have been greatly exaggerated on many occasions. Virtually every year a few respected economists (and of course most new political candidates) make a plausible case that we are about to enter a recession, or that a return to the high rates of inflation experienced in the 1970's is around the corner. In reality, the United States has experienced just one recession during the past seventeen years, and inflation has averaged about 3% since 1982. In recent years, real economic growth has actually been well above the historic norm, with inflation barely reaching a 2% annual rate. Our strong currency, and an evolving economic structure under which companies manufacture both capital goods and consumer products abroad at lower cost, have subdued inflation. Moreover, technological advances have led to above average gains in productivity through the 1990's. We give credit as well to our government for maintaining a successful balance between fiscal and monetary policy.

      This confluence of favorable events may not last forever, but economic trends do not end simply due to old age. Typically, periods of rising inflation or recession follow poor administrative decisions by government policy makers, outside factors (for example the oil embargo of the 1970's), or sustained imbalances that develop in either labor or capital resources. At this time, raw materials, capital, and the worldwide labor pool are abundant. There is also no evidence that the beneficial effect of technology enhancements, which aid both inflation and productivity, is abating. One of the areas often cited as a harbinger of rising inflation is the shortage of low-wage, service sector labor in the United States, which includes jobs ranging from retail trade clerks to bank tellers. Within our current full

THE COVENTRY GROUP
BOSTON BALANCED FUND

employment environment, these workers have received comparatively rapid wage increases in recent years. While harmful to the profit margins of the businesses affected, these costs do not account for a sufficient level of total wages to raise our overall inflation rate meaningfully. That said, rising inflation still represents a far greater risk to stock values over the next year than does a potential economic recession. We will continue to monitor inflation indicators closely, but are unlikely to become concerned unless either economy-wide wage costs rise above a 5% - 6% annual rate or productivity gains stall.

INVESTMENT STRATEGY

      By their nature these quarterly updates focus on current developments and strategy. Yet financial market trends do not always fit into convenient three-month or even annual intervals. Periodically it is worthwhile to step back and consider where we are in the longer-term cycle. The current phase of the nearly twenty year bull market we have enjoyed began in 1995. Since then, the Standard & Poor's 500 stock index has approximately tripled in value, rising from just over 450 to roughly 1300. Over this period, corporate profits have increased by about 75%, surely an excellent gain, but not enough to be solely responsible for the entire rise in stock prices. Equally important has been the increase in the valuation of corporate profits from less than 15 to more than 25 times reported earnings. A combination of lower interest rates and investor confidence about future economic stability and profit growth has supported the move to current record valuation levels.

      A review of average stock valuation levels alone does not provide the whole story, however, since the average is influenced by the prices of a select group of large companies that are growing rapidly. (Fund holdings are displayed in bold face). Most operate in the technology and pharmaceutical industries, and also include such issues as General Electric, Wal-Mart and PROCTOR & GAMBLE. Valuations for these companies range from about 30 to over 60 times earnings for a few of the leading technology firms such as MICROSOFT, CISCO SYSTEMS and LUCENT. Then there are the large Internet related companies (America Online, Yahoo! and Amazon to name a few) that have an aggregate market capitalization in the hundreds of billions of dollars without recording any meaningful profits! Once we look past these large, premium priced companies, we find that the balance of the market today is filled with many well managed, solid businesses that are available at more historically reasonable valuations ranging from just 10 to 20 times earnings. Examples in the fund include WILMINGTON TRUST, GANNETT, LEGGETT & PLATT and EMERSON ELECTRIC. These companies will not grow as quickly as some of the technology leaders, but all enjoy a solid business franchise and are able to generate surplus cash flow that is being used to pay dividends, buy back stock or complete acquisitions intended to enhance shareholder value.

      Even more than usual, charting a successful investment strategy course for the Fund at this time must focus on more than the overall stock and bond allocation. To achieve superior returns we must also correctly emphasize or de-emphasize certain stock groups and equity styles, and of course select strong individual companies. Regarding asset allocation, for the past five years I have consistently noted our belief that stocks will provide a higher total return than bonds or money market instruments as long as the favorable economic trend remains intact. We have not changed this view, and expect to retain the stock allocation at a relatively high level compared to most balanced funds in light of our still optimistic economic forecast.

THE COVENTRY GROUP
BOSTON BALANCED FUND

      With respect to emphasis within the equity segment, over a year ago we began moving gradually from the premium priced large growth companies noted above toward greater representation in the more reasonably valued sectors of the market. As I first outlined in my year-end, 1998 report, we have retained significant exposure to large growth companies, but have owned comparatively less than their weighting in the S & P 500 index since the summer of 1998. The under-representation was the primary reason the Fund's equity segment slightly trailed the S & P 500 return during the third quarter, and lagged by a wider margin over the past twelve months. Large company growth stocks, especially those in the technology sector, have been virtually the only areas of the market to post above average gains this year. In hindsight, the move toward more reasonably valued stocks was premature. It was consistent, however, with our established investment approach of seeking long term capital growth within a lower risk, diversified equity style. We are confident that in time the wide valuation gap that has opened between the select group of large capitalization growth companies and the wider universe of good quality, small to medium size companies will narrow. The timing of the momentum shift is difficult to forecast, but our long-term experience is that investment in strong businesses at reasonable valuations ultimately will be well rewarded, as it has been since the Fund's inception in 1995. Please refer to the attached Fund Summary for a complete list of the individual investments, as well as detail of the sector emphasis.

      Let me conclude with what I hope is a second to last note on Year 2000 computer issues, or Y2K. We continue to be confident that disruptions to our computer systems are unlikely to occur. My understanding is that we are in conformity with all regulatory directives concerning Y2K, and have completed remediation of all our mission critical systems. In addition, we have conducted successful testing with our significant third-party vendors as part of our effort to assess the viability of our interconnected systems. It is impossible to guarantee that computer-related services will not be interrupted as we enter the Year 2000. Accordingly, we have adopted a comprehensive contingency plan, which will be implemented in the unlikely event that there is a failure of any of the critical computer-related systems on which we rely. In the coming months, we will monitor all Y2K-related issues so that we can continue to provide service to you as we enter the next century.

      On behalf of all of us at United States Trust, as advisor to the Boston Balanced Fund, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

Sincerely,

/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President,
United States Trust Company of Boston

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

   Shares or
   Principal
      Amount             COMMON STOCKS -- (66.3%):                                       Market Value
-----------------------------------------------------------------------------------------------------
                         COMMUNICATION SERVICES -- (6.8%):
      20,000             Alltel Corp. ..........................................         $  1,407,500
      30,000             Ameritech Corp. .......................................            2,015,625
      60,000             AT&T Corp. ............................................            2,610,000
      60,000             Bellsouth Corp. .......................................            2,700,000
      10,000             MCI Worldcom, Inc. (b).................................              718,750
                                                                                         ------------
                                                                                            9,451,875
                                                                                         ------------
                         CONSUMER CYCLICALS -- (7.9%):
      20,000             Costco Wholesale Corp. (b).............................            1,440,000
      50,000             Ford Motor Co. ........................................            2,509,375
      40,000             Gannett, Inc. .........................................            2,767,499
      25,000             Johnson Controls, Inc. ................................            1,657,813
      75,000             Leggett & Platt, Inc. .................................            1,476,563
      30,000             McClatchy Newspapers, Inc., Class A....................            1,072,500
                                                                                         ------------
                                                                                           10,923,750
                                                                                         ------------
                         CONSUMER PRODUCTS -- (6.8%):
      20,000             American Greetings Corp., Class A......................              515,000
      20,000             Anheuser Busch Co., Inc. ..............................            1,401,250
      15,000             Clorox, Inc. ..........................................              573,750
      10,000             Gillette Co. ..........................................              339,375
      25,000             Procter & Gamble Co. ..................................            2,343,750
     100,000             Sysco Corp. ...........................................            3,506,250
      10,000             William Wrigley, Jr. Co. ..............................              688,125
                                                                                         ------------
                                                                                            9,367,500
                                                                                         ------------
                         ENERGY AND RESOURCE -- (2.4%):
       5,000             Atlantic Richfield Co. ................................              443,125
       5,000             BP Amoco, ADR..........................................              554,063
      30,000             Exxon Corp. ...........................................            2,278,125
                                                                                         ------------
                                                                                            3,275,313
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999, CONTINUED
--------------------------------------------------------------------------------

   Shares or
   Principal
      Amount                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         FINANCE -- (9.2%):
      25,000             Bank of America Corp. .................................         $  1,392,188
      50,000             BankBoston Corp. ......................................            2,168,749
      20,000             Chubb Corp. ...........................................              996,250
      40,000             Cincinnati Financial Corp. ............................            1,501,250
      25,000             Fannie Mae.............................................            1,567,188
      30,000             First Virginia Banks, Inc. ............................            1,306,875
      75,000             T. Rowe Price Associates, Inc. ........................            2,057,812
      35,000             Wilmington Trust Corp. ................................            1,699,688
                                                                                         ------------
                                                                                           12,690,000
                                                                                         ------------
                         HEALTH CARE -- (10.1%):
      40,000             Johnson & Johnson......................................            3,675,000
      70,000             Medtronic, Inc. .......................................            2,485,000
      30,000             Merck & Co., Inc. .....................................            1,944,375
      84,000             Pfizer, Inc. ..........................................            3,018,750
      65,000             Schering-Plough Corp. .................................            2,835,625
                                                                                         ------------
                                                                                           13,958,750
                                                                                         ------------
                         INDUSTRIAL MATERIALS -- (0.4%):
       5,000             PPG Industries, Inc. ..................................              300,000
      25,000             RPM, Inc. .............................................              304,688
                                                                                         ------------
                                                                                              604,688
                                                                                         ------------
                         PRODUCER PRODUCTS -- (6.5%):
      12,500             Carlisle Cos., Inc. ...................................              493,750
      40,000             Donaldson Co., Inc. ...................................              927,500
       5,000             Eaton Corp. ...........................................              431,563
      50,000             Emerson Electric Co. ..................................            3,159,375
      20,000             Grainger W.W., Inc. ...................................              961,250
      40,000             Illinois Tool Works, Inc. .............................            2,982,500
                                                                                         ------------
                                                                                            8,955,938
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999, CONTINUED
--------------------------------------------------------------------------------

   Shares or
   Principal
      Amount                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         TECHNOLOGY -- (15.0%):
      10,000             Applied Materials, Inc. (b)............................         $    778,750
      50,000             Automatic Data Processing, Inc. .......................            2,231,250
      20,000             Cisco Systems, Inc. (b)................................            1,371,250
      15,000             Hewlett-Packard Co. ...................................            1,380,000
      30,000             IBM Corp. .............................................            3,641,250
      25,000             Intel Corp. ...........................................            1,857,813
      60,000             Lucent Technologies, Inc. .............................            3,892,499
      50,000             Microsoft Corp. (b)....................................            4,528,124
      25,000             Xerox Corp. ...........................................            1,048,438
                                                                                         ------------
                                                                                           20,729,374
                                                                                         ------------
                         TRANSPORTATION -- (1.2%):
      15,000             AMR Corp. (b)..........................................              817,500
      17,000             Delta Air Lines, Inc. .................................              824,500
                                                                                         ------------
                                                                                            1,642,000
                                                                                         ------------
                         Total Common Stocks....................................           91,599,188
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999, CONTINUED
--------------------------------------------------------------------------------

   Shares or
   Principal
      Amount             CORPORATE BONDS -- (10.3%):                                     Market Value
-----------------------------------------------------------------------------------------------------
   1,000,000             Albertson's, Inc., 6.66%, 7/21/08......................         $    988,631
     925,000             American Home Products, 7.90%, 2/15/05.................              959,751
     300,000             Atlantic Richfield Co., 8.50%, 4/1/12..................              332,975
     500,000             Eaton Corp., 8.90%, 8/15/06............................              540,692
     425,000             Ford Motor Credit Corp., 7.75%, 11/15/02...............              438,879
     300,000             Ford Motor Credit Corp., 6.625%, 6/30/03...............              298,073
   1,000,000             Ford Motor Credit Corp., 7.20%, 6/15/07................            1,002,125
   1,000,000             General Electric Capital Corp., 7.375%, 9/15/04........            1,032,587
   1,000,000             General Electric Capital Corp., 8.30%, 9/20/09.........            1,094,839
     825,000             General Motors Acceptance Corp., 9.625%, 12/15/01......              879,019
     300,000             General Motors Acceptance Corp., 8.50%, 1/1/03.........              314,738
     500,000             Honeywell, Inc., 7.00%, 3/15/07........................              496,990
   1,000,000             International Lease Finance Corp., 8.25%, 1/15/00......            1,006,549
   1,000,000             Leggett & Platt, Inc., 7.185%, 4/24/02.................            1,015,099
     500,000             Leggett & Platt, Inc., 6.25%, 9/9/08...................              469,811
   1,000,000             Paccar Financial Corp., 6.12%, 4/17/00.................            1,001,473
   1,000,000             Proctor & Gamble Co., 5.25%, 9/15/03...................              960,728
     300,000             Sears Roebuck & Co., 9.46%, 6/20/00....................              306,487
     375,000             Sysco Corp., 6.50%, 6/15/05............................              370,320
     400,000             Unum Corp., 5.88%, 10/15/03............................              384,742
     300,000             Weyerhauser Co., 7.25%, 7/1/13.........................              292,672
                                                                                         ------------
                         Total Corporate Bonds..................................           14,187,180
                                                                                         ------------
                         U.S. GOVERNMENT AND GOVERNMENT AGENCY
                         OBLIGATIONS -- (20.2%):
-----------------------------------------------------------------------------------------------------
     400,000             FFCB, 4.85%, 11/4/03...................................              378,726
   2,000,000             FFCB, 5.39%, 9/15/04...................................            1,913,342
   2,000,000             FFCB, 5.80%, 6/17/05...................................            1,921,866
   3,000,000             FHLB, 5.55%, 8/17/00...................................            2,993,412
   2,000,000             FHLB, 5.33%, 3/20/01...................................            1,981,014
     500,000             FHLB, 6.24%, 11/18/02..................................              496,234

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999, CONTINUED
--------------------------------------------------------------------------------

   Shares or
   Principal
      Amount                                                                             Market Value
-----------------------------------------------------------------------------------------------------
   2,000,000             FHLB, 5.285%, 2/11/04..................................         $  1,917,032
   1,500,000             FHLB, 7.015%, 9/25/06..................................            1,539,308
     500,000             FHLB, 5.038%, 10/14/08.................................              445,007
   2,000,000             FNMA, 5.33%, 6/9/00....................................            1,996,238
   3,000,000             FNMA, 4.75%, 12/21/00..................................            2,958,858
   3,000,000             FNMA, 5.375%, 3/15/02..................................            2,951,397
   1,000,000             FNMA, 8.25%, 10/12/04..................................            1,000,803
   3,000,000             U.S. Treasury Bond, 7.50%, 11/15/16....................            3,322,500
   2,000,000             U.S. Treasury Note, 5.50%, 2/29/00.....................            2,003,126
                                                                                         ------------
                         Total U.S. Government and Government Agency
                         Obligations............................................           27,818,863
                                                                                         ------------
                         SHORT-TERM INVESTMENTS -- (3.2%):
-----------------------------------------------------------------------------------------------------
   4,423,409             SEI Daily Income Government II Fund....................            4,423,409
                                                                                         ------------
                         Total Short-Term Investments...........................            4,423,409
                                                                                         ------------
                         TOTAL (COST $108,304,247) (A)..........................         $138,028,640
                                                                                         ============


---------------
Percentages indicated are based on net assets of $138,168,337.

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                        Unrealized appreciation.....................................         $ 34,463,803
                        Unrealized depreciation.....................................           (4,739,410)
                                                                                             ------------
                        Net unrealized appreciation.................................         $ 29,724,392
                                                                                             ============

(b) Non-income producing securities.

FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FNMA -- Fannie Mae

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost
       $108,304,248)........................................         $138,028,640
      Receivables:
            Dividends and interest..........................              690,796
      Prepaid expenses and other assets.....................               50,561
                                                                     ------------
                  Total assets..............................         $138,769,997
                                                                     ------------

LIABILITIES
      Cash Overdraft........................................         $    466,904
      Payables:
            Advisory fees...................................               86,736
            Administration fees.............................               11,461
            Custody fees....................................                2,989
            Transfer agent fees.............................                2,378
            Fund accounting fees............................                3,596
      Accrued expenses......................................               27,596
                                                                     ------------
                  Total liabilities.........................              601,660
                                                                     ------------

NET ASSETS..................................................         $138,168,337
                                                                     ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($138,168,337/4,815,621 shares outstanding; unlimited
     number of shares authorized without par value).........               $28.69
                                                                           ======

COMPONENTS OF NET ASSETS
      Paid-in capital.......................................         $102,326,141
      Undistributed net investment income...................            2,014,787
      Undistributed net realized gain on investments........            4,103,017
      Net unrealized appreciation on investments............           29,724,392
                                                                     ------------
            Net assets......................................         $138,168,337
                                                                     ============

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (a)
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Interest........................................         $   594,022
            Dividends.......................................             404,892
                                                                     -----------
                  Total income..............................             998,914
                                                                     -----------

      Expenses
            Advisory fees...................................         $   271,457
            Administration fees.............................              75,359
            Fund accounting fees............................               1,236
            Transfer agent fees.............................               4,679
            Custody fees....................................               7,547
            Audit fees......................................              12,393
            Trustees fees...................................               2,812
            Registration fees...............................               1,902
            Legal fees......................................               2,878
            Insurance.......................................                 709
            Reports to shareholders.........................               8,580
            Miscellaneous...................................               7,129
                                                                     -----------
                  Total expenses............................             396,681
            Less waivers/ reimbursements....................             (33,755)
                                                                     -----------
            Net expenses....................................             362,926
                                                                     -----------
                  NET INVESTMENT INCOME.....................             635,988
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions..........             525,285
      Net change in unrealized appreciation on
       investments..........................................          (8,588,319)
                                                                     -----------
            Net realized and unrealized gain (loss) on
             investments....................................          (8,063,034)
                                                                     -----------
                  NET INCREASE (DECREASE) IN NET ASSETS
                   RESULTING FROM OPERATIONS................         $(7,427,046)
                                                                     ===========

---------------

(a) For period from June 30, 1999 through September 30, 1999. Subsequent to the annual report at June 30, 1999, the fund changed its fiscal year end to March 31, 1999.

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Period Ended                Year
                                                                     September 30, 1999             Ended
                                                                      (Unaudited) (b)           June 30, 1999
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
      Net investment income.................................            $    635,988            $  2,493,008
      Net realized gain from security transactions..........                 525,285               5,272,757
      Net change in unrealized appreciation on
        investments.........................................              (8,588,319)              4,778,353
                                                                        ------------            ------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................              (7,427,046)             12,544,118
                                                                        ------------            ------------

DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income.................................                      --              (2,187,510)
      Net realized gain from security transactions..........                      --              (4,866,093)
                                                                        ------------            ------------
       NET DISTRIBUTIONS TO SHAREHOLDERS....................                      --              (7,053,603)
                                                                        ------------            ------------

CAPITAL SHARE TRANSACTIONS
      Net increase (decrease) in net assets derived from net
       change in outstanding shares (a).....................              (1,424,174)             19,588,393
                                                                        ------------            ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS..............              (8,851,220)             25,078,908

NET ASSETS
      Beginning of year.....................................             147,019,557             121,940,649
                                                                        ------------            ------------
END OF PERIOD...............................................            $138,168,337            $147,019,557
                                                                        ============            ============

---------------

(a) A summary of capital shares transactions is as follows:

                                                              Period Ending                 Year Ended
                                                            September 30, 1999             June 30, 1999
                                                          ----------------------      -----------------------
                                                           Shares       Value          Shares       Value
                                                          --------   -----------      --------   ------------
Shares sold.........................................        74,364   $ 2,216,332       840,998   $ 24,299,269
Shares issued in reinvestment of distribution.......            --            --       253,466      7,046,375
Shares issued in stock split........................            --            --            --             --
Shares redeemed.....................................      (124,167)   (3,640,506)     (404,136)   (11,757,251)
                                                          --------   -----------      --------   ------------
Net increase (decrease).............................       (49,803)  $(1,424,174)      690,328   $ 19,588,393
                                                          ========   ===========      ========   ============

(b) For period from June 30, 1999 through September 30, 1999. Subsequent to the annual report at June 30, 1999, the fund changed its fiscal year end to March 31, 1999.

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

         The Coventry Group (the "Group"), was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Boston Balanced Fund (the "Fund"), which reorganized and transferred from Professionally Managed Portfolios to The Coventry Group on June 18, 1999. Due to this reorganization, the Fund has changed its fiscal year end to March 31. The Group is authorized to issue an unlimited number of shares.

The Fund's investment objectives are as follows:

      Boston Balanced Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and ask price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60-day period that this amortized cost basis does not represent fair value.

     B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute in a timely manner, all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. Net realized gains and losses on investments sold are recorded on the first-in, first-out basis. Interest

THE COVENTRY GROUP
BOSTON BALANCED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

          income is recorded on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

     D. Dividends to Shareholders. Dividends from net investment income are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification

     E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the period ended September 30, 1999, United States Trust Company of Boston (the "Adviser") provided the Fund with investment management services under an Investment Advisory Agreement. As compensation for its services, the Adviser was entitled to an annual fee, computed daily and paid monthly, equal to 0.75% of the Fund's average net assets.

     The Adviser, which is a Massachusetts-chartered banking and trust company, acts as the Fund's Custodian and Transfer Agent under the Custody and Transfer Agency Agreements with the Fund.

     BISYS Fund Services (the "Administrator"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. acts as the Fund's Administrator under an Administration Agreement. For its services, the Administrator receives an annual fee, computed daily and paid monthly, equal to 0.20% of the Fund's average net assets. Previous to the close of business on June 18, 1999, the date the Fund became a series of The Coventry Group, Investment Company Administration, L.L.C. acted as the Fund's administrator.

     BISYS Fund Services (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. Previous to the close of business on June 18, 1999, the date the Fund became a series of The Coventry Group, First Fund Distributors, Inc. acted as the Fund's principal underwriter.

     Certain officers and trustees of the Group are also officers and/or directors of the Administrator and Distributor.

     The Fund is responsible for its own operating expenses. The Adviser has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of average net

THE COVENTRY GROUP
BOSTON BALANCED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

assets through March 31, 2000. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund within three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable limitations. For the period ended September 30, 1999, the Adviser reimbursed the Fund $21,067.

      The Administrator voluntarily agreed to waive a portion of their fees. For the period ended September 30, 1999 the Administrator waived $12,688.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the period ended September 30, 1999, were $5,374,458 and $6,725,513, respectively.

THE COVENTRY GROUP
BOSTON BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                Period Ended            Year               Year                Year            December 1, 1995
                             September 30, 1999        Ended              Ended                Ended                through
                              (Unaudited) (a)      June 30, 1999     June 30, 1998(b)    June 30, 1997(b)     June 30, 1996(b)(c)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period..................        $30.22              $29.21             $23.70              $19.31                $18.41
Income from investment
  operations:
      Net investment
        income.............          0.13                0.52               0.46                0.47                  0.25
      Net realized and
       unrealized gain on
       investments.........         (1.66)               2.07               5.94                4.36                  0.69
                                   ------              ------             ------              ------                ------
Total from investment
  operations...............         (1.54)               2.59               6.40                4.83                  0.94
                                   ------              ------             ------              ------                ------
Less distributions:
      From net investment
        income.............            --               (0.49)             (0.45)              (0.44)                (0.04)
      From net capital
        gains..............            --               (1.09)             (0.44)                 --                    --
                                   ------              ------             ------              ------                ------
Total distributions........            --               (1.58)             (0.89)              (0.44)                (0.04)
                                   ------              ------             ------              ------                ------
Net asset value, end of
  period...................        $28.69              $30.22             $29.21              $23.70                $19.31
                                   ======              ======             ======              ======                ======
Total return...............        (5.08%)               9.34%             27.55%              25.40%                 5.14%

Ratios/supplemental data:
Net assets, end of period
  (millions)...............        $138.2              $147.0             $121.9              $ 82.0                $ 61.8

Ratio of expenses to
  average net assets:
      Before expense                 1.09%
        reimbursement......              (d)             0.95%              1.00%               1.02%                 1.00%(c)
      After expense                  1.00%
        reimbursement......              (d)             0.95%              1.00%               1.00%                 1.00%(c)
Ratio of net investment
  income to average net
  assets:
      Before expense                 1.66%
        reimbursement......              (d)             1.87%              1.85%               2.24%                 2.43%(c)
      After expense                  1.75%
        reimbursement......              (d)             1.87%              1.85%               2.25%                 2.43%(c)
Portfolio turnover rate....          3.95%              23.61%             22.71%              30.78%                17.69%

---------

(a) For period from June 30,1999 through September 30, 1999. Subsequent to the annual report at June 30, 1999, the fund changed in its fiscal year end to March 31, 1999.
(b) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close on January 9, 1998.
(c) Commencement of operations.
(d) Annualized.

See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     Adviser, Custodian and Transfer Agent

                     United States Trust Company of Boston
                                40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                       -

                          Administrator & Distributor

                           BISYS Fund Services, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -

                                    Auditors

                              Arthur Andersen LLP
                               Huntington Center
                              41 South High Street
                            Columbus, OH 43215-6150

                                       -

                                 Legal Counsel

                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change. 11/99

                               Boston Trust Logo
                     UNITED STATES TRUST COMPANY OF BOSTON
                              BOSTON BALANCED FUND

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1999